UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                       Date of Report: December 15, 2003
                       (Date of earliest event reported)



                          QUEST RESOURCE CORPORATION
            (Exact name of registrant as specified in its charter)



          Nevada                    0-17371               88-0182808
(State or other jurisdiction      (Commission         (I.R.S. Employer
    of incorporation or           File Number)       Identification Number)
       organization)


                          P.O. Box 100, 701 East Main
                            Benedict, Kansas 66714
         (Address of principal executive offices, including zip code)



                                (620) 698-2250
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure.

      On December 15, 2003, Quest Resource Corporation issued a press release, a copy of which is included herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      The following material is furnished pursuant to Item 9 as an exhibit to this Current Report on Form 8-K.

      (c) Exhibits

      Exhibit Number    Description
      --------------    -----------

         99.1           Press release of Quest Resource Corporation issued
                        December 15, 2003

                                  SIGNATURES
                                  ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               QUEST RESOURCE CORPORATION



                               By:  /s/ Douglas L. Lamb
                                    _______________________________
                                    Douglas L. Lamb
                                    President

      Date:   December 15, 2003








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